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Vanguard LifeStrategy Conservative Growth Fund Summary Prospectus

February 26, 2021

Investor Shares

Vanguard LifeStrategy Conservative Growth Fund Investor Shares (VSCGX)

The Fund's statutory Prospectus and Statement of Additional Information dated February 26, 2021, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/ us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Investment Objective

The Fund seeks to provide current income and low to moderate capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Account Service Fee Per Year
(for certain fund account balances below $10,000)	$20

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None
12b-1 Distribution Fee	None

Other Expenses	None

Acquired Fund Fees and Expenses	0.12%

Total Annual Fund Operating Expenses	0.12%

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses of the Fund and its underlying funds remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154

Portfolio Turnover

The Fund may pay transaction costs, such as purchase fees, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in other Vanguard mutual funds according to a fixed formula that reflects an allocation of approximately 60% of the Fund's assets to bonds and 40% to common stocks. The targeted percentage of the Fund's assets allocated to each of the underlying funds is:

•Vanguard Total Bond Market II Index Fund 43%

•Vanguard Total Stock Market Index Fund 24%

•Vanguard Total International Bond Index Fund 18%

•Vanguard Total International Stock Index Fund 16%

The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize foreign currency exposure). The Fund's indirect stock holdings are a diversified mix of U.S. and foreign large-, mid-, and small-capitalization stocks.

Principal Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because fixed income securities such as bonds usually are less volatile than stocks and because the Fund invests more than half of its assets in fixed income securities, the Fund's overall level of risk should be low to moderate.

•With a target allocation of approximately 60% of its assets in bonds, the Fund is proportionately subject to bond risks, including the following: interest rate risk, which is the chance that bond prices will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing an underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates.

An underlying fund would then lose any price appreciation above the bond's call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund's income. The Fund is also subject to the following risks associated with investments in currency-hedged foreign bonds: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, or companies; and currency hedging risk, which is the chance that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund's foreign currency exposure.

•With a target allocation of approximately 40% of its assets in stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

•The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of a high percentage of assets to a relatively few number of underlying funds, may cause the Fund to be hurt disproportionately by the poor performance of any one underlying fund or to underperform other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite bond/stock index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard LifeStrategy Conservative Growth Fund Investor Shares

	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
20%									15.68

15%
		9.19	9.08				10.92			11.51

10%				6.95		5.96
5%	1.76
0%

					–0.17
-5%								–2.95

-10%

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:

	Total Return			Quarter
Highest	9.68%		June 30, 2020
Lowest	-8.00%		March 31, 2020

Average Annual Total Returns for Periods Ended December 31, 2020
		1 Year	5 Years	10 Years

Vanguard LifeStrategy Conservative Growth Fund
Investor Shares

Return Before Taxes		11.51%	8.03%	6.65%

Return After Taxes on Distributions		10.33	6.97	5.60

Return After Taxes on Distributions and Sale of Fund Shares		7.11	5.91	4.93

Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)

Bloomberg Barclays U.S. Aggregate Bond Index		7.51%	4.44%	3.84%

Dow Jones U.S. Total Stock Market Float Adjusted Index		20.79	15.36	13.74

Conservative Growth Composite Index		12.27	8.31	6.95

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on

Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Fund does not employ an investment advisor but benefits from the investment advisory services provided to the underlying funds in which it invests. The investment advisor to the underlying funds is The Vanguard Group, Inc. (Vanguard).

Portfolio Manager

The Fund does not employ a portfolio manager. Rather, the Fund's board of trustees decides how to allocate the Fund's assets among the underlying funds.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1 Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund does not pay financial intermediaries for sales of Fund shares.

Vanguard LifeStrategy Conservative Growth Fund Investor Shares—Fund Number 724

To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.

© 2021 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SP 724 022021